Exhibit 10.17A

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “First Amendment”), is dated as of April 30, 2014, by and between Demand Media, Inc. (the “Company”), and Julie Campistron (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

RECITALS

A.	The Company and the Executive have entered into a second amended and restated employment agreement, dated November 1, 2013 (the “Employment Agreement”).
B.	The parties hereto wish to amend certain terms of the Employment Agreement.

AMENDMENT

The parties hereto hereby amend the Employment Agreement as follows, effective as of January 1, 2014 (the “Effective Date”).

1. Section 2(b)(i). The phrase “$250,000 per annum” set forth in Section 2(b)(i) of the Employment Agreement is hereby deleted and replaced with “$297,500 per annum”.

2. Section 2(b)(ii). Section 2(b)(ii) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“[INTENTIONALLY OMITTED]”

3. Section 2(b)(iv). Section 2(b)(iv) of the Employment Agreement is hereby amended by adding the following sentence to the end of the Section:

“In addition, during the Employment Period the Executive shall be eligible to receive periodic equity incentive awards from the Company, including under any annual equity incentive program that may be established by the Company for its senior executives, as may be in effect from time to time.”

4. Sections 4(a)(ii)(B). Section 4(a)(ii)(B) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“[INTENTIONALLY OMITTED]”

5. This First Amendment shall be and, as of its effectiveness, is hereby incorporated in and forms a part of, the Employment Agreement.

6. Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization from the Compensation Committee of the Board of Directors of the Company, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

DEMAND MEDIA, INC.,
a Delaware corporation

By:	/s/ Courtney Montpas
Name:	Courtney Montpas
Title:	EVP, People Operations

“EXECUTIVE”

/s/ Julie Campistron
Julie Campistron